Exhibit 10.12

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
(EXTENSION AMENDMENT)

This SECOND AMENDMENT, dated as of December 9, 2016 (this “Amendment”), is made by and among Altice US Finance I Corporation, a Delaware corporation (the “Borrower”), each of the other Loan Parties signatory hereto, the several banks and financial institutions parties hereto as Lenders, J.P. Morgan Securities LLC as sole bookrunner (“JPM”) and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 12, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the First Amendment to Credit Agreement, dated as of October 25, 2016, and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, the Borrower, the Guarantors, the Revolving Consenting Lenders (as defined below) and the Administrative Agent are entering into this Amendment in order to consent to the extension of the maturity date of Initial Revolving Credit Loans and/or Initial Revolving Credit Commitments and to consent to certain other amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Establishment of the 2016 Extended Revolving Credit Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”):

(a)                                 In accordance with the provisions of the Credit Agreement, including Section 2.23 of the Credit Agreement,

(i)                              there is hereby established under the Credit Agreement a new Class of Revolving Credit Commitments;

(ii)                                  such Revolving Credit Commitments shall be referred to as the “2016 Extended Revolving Credit Commitments”, and the Loans made pursuant to the 2016 Extended Revolving Credit Commitments shall be referred to as the “2016 Extended Revolving Credit Loans”;

(iii)                               the aggregate principal amount of the 2016 Extended Revolving Credit Commitments is $350,000,000; and

(iv)                              such 2016 Extended Revolving Credit Commitments shall have the terms and provisions set forth in Section 1 of this Amendment.

(b)                                 Each Lender holding Initial Revolving Credit Commitments that executes and delivers a signature page to this Amendment prior to the Effective Date (such Lender, a “Revolving Consenting Lender”) agrees that an amount equal to the entire aggregate principal amount of its Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans is hereby converted into the 2016 Extended Revolving Credit Commitments and/or 2016 Extended Revolving Credit Loans (as applicable).

(c)                                  The 2016 Extended Revolving Credit Commitments shall constitute “Commitments”, “Revolving Credit Commitments”, “Extended Revolving Credit Commitments” and “Participating Revolving Credit Commitments”, as the context may require, the 2016 Extended Revolving Credit Loans shall constitute “Loans” and “Revolving Credit Loans”, this Amendment shall be an “Extension Amendment” and a “Loan Document” as the context may require, the draft of this Amendment which was provided to the Administrative Agent on November 16, 2016 shall constitute an “Extension Request”, and each of the Revolving Consenting Lenders shall be an “Extending Lender”, “Revolving Credit Lender”, “Participating Revolving Credit Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

(d)                                 The 2016 Extended Revolving Credit Commitments will mature on November 30, 2021 (the “2016 Extended Revolving Credit Commitments Maturity Date”).

(e)                                  For the avoidance of doubt, the Administrative Agent and each Revolving Consenting Lender hereby agree that the 5 Business Day minimum period set forth in Section 2.23(b) of the Credit Agreement shall not apply to the 2016 Extended Revolving Credit Commitments.

(f)                           Prior to the Delayed Amendments Effective Date (as defined below), (i) the borrowing and repayment (except for (A) payments of interest and fees at different rates on 2016 Extended Revolving Credit Commitments (and related outstandings) and (B) repayments required upon the 2016 Extended Revolving Credit Commitments Maturity Date) of any 2016 Extended Revolving Credit Loans shall be made on a pro rata basis with any Loans under any other Revolving Credit Commitments in existence on the date hereof, after giving effect to this Amendment; and (ii) the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, 2016 Extended Revolving Credit Commitments may be made on a pro rata basis with Revolving Credit Loans under all other Revolving Credit Commitments. On or after the Delayed Amendments Effective Date, (i) the borrowing and repayment (except for (A) payments of interest and fees at different rates on 2016 Extended Revolving Credit Commitments (and related outstandings), (B) repayments required upon the 2016 Extended Revolving Credit Commitments Maturity Date and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (ii) below)) of any 2016 Extended Revolving Credit Loans shall be made on a pro rata basis with any Loans under any other Revolving Credit Commitments in existence on the date hereof, after giving effect to this Amendment (such Loans, the “Non-Extended Revolving Credit Loans”, and the applicable Revolving Credit Commitments, the “Non-Extended Revolving Credit Commitments”); and (ii) at the option of the Borrower, the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, 2016 Extended Revolving Credit Commitments may be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with Revolving Credit Loans under all other Revolving Credit Commitments.

(g)                                  Except as set forth herein, the 2016 Extended Revolving Credit Commitments and/or 2016 Extended Revolving Credit Loans shall have the same terms and conditions as the Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans (as applicable).

2.                                      Other Amendments. The second sentence of Section 2.23(a) is hereby amended by (i) inserting the text “(A)” immediately after the text “(z)” and (ii) inserting the following text at the end of such sentence:  “ and (B) Extended Revolving Credit Commitments (i) shall provide that the borrowing and repayment (except for (A) payments of interest and fees at different rates on Extended Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Extended Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (ii) below)) of Extended Revolving Credit Commitments shall be made on a pro rata basis or less than pro rata basis (but not more than a pro rata basis) with all other Revolving Credit Commitments then existing on the effective date for such Extended Revolving Credit Commitments and (ii) may provide that the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Extended Revolving Credit Commitments be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with all other Revolving Credit Commitments”; provided that such amendments shall not become effective as to the 2016 Extended Revolving Credit Commitments and 2016 Extended Revolving Credit Loans until the earlier of (i) the date on which such amendments are approved by the requisite percentage of Lenders pursuant to Section 9.08 of the Credit Agreement and (ii) the date on which the Non-Extended Revolving Credit Loans and the Non-Extended Revolving Credit Commitments are refinanced in full (the date on which such amendment shall become effective shall be referred to as the “Delayed Amendments Effective Date”).

3.                                      Effectiveness of 2016 Extended Revolving Credit Commitments. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)                                 this Amendment shall have been duly executed by the Borrower, the Guarantors, the Sole Bookrunner, the Administrative Agent, and the Revolving Consenting Lenders;

(b)                                 (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Second Amendment Loan Document) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of such earlier date and (ii) immediately after giving effect to this Amendment, no Default or Event of Default shall occur and be continuing; and

(c)                                  the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Effective Date, (ii) addressed to the Administrative Agent and the Revolving Consenting Lenders and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Second Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Second Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Second Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Second Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Second Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent; and

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing.

4.                                      Titles and Roles. JPM is pleased to confirm the arrangements in which it is authorized by the Borrower to act, and the Borrower hereby appoints JPM to act as sole bookrunner for this Amendment (the “Sole Bookrunner”).

5.                                      Amendments. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

6.                                      Entire Agreement. As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.                                      Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.                                      Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

10.                               Miscellaneous. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. Each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

11.                               Reaffirmation. Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents as amended and/or supplemented hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Revolving Credit Commitments and/or the 2016 Extended Revolving Credit Loans, in each case, as amended hereby and subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations as amended hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Revolving Credit Commitments and/or the 2016 Extended Revolving Credit Loans, in each case, as amended hereby) pursuant to the Facility Guaranty.

12.                               Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section:

(a)                                 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)                                 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)                                  “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)                                 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)                                  “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)                                   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)                                  “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Execution Version

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

[Signature Pages to Follow]

Execution Version

ALTICE US FINANCE I CORPORATION
as Borrower

By:	/s/ Michael Pflantz
	Name:	Michael Pflantz
	Title:	Senior Vice President, Treasury and
Risk Management

[Signature Page to Second Amendment to Credit Agreement]

APPALACHIAN COMMUNICATIONS, LLC
AR H, LTD.
CABLE SYSTEMS, INC.
CEBRIDGE ACQUISITION, LLC
CEBRIDGE CONNECTIONS, INC.
CEBRIDGE CONNECTIONS EQUIPMENT SALES, LLC
CEBRIDGE CONNECTIONS FINANCE CORP.
CEBRIDGE CORPORATION
CEBRIDGE GENERAL, LLC
CEBRIDGE LIMITED, LLC
CEBRIDGE TELECOM CA, LLC
CEBRIDGE TELECOM GENERAL, LLC
CEBRIDGE TELECOM ID, LLC
CEBRIDGE TELECOM IN, LLC
CEBRIDGE TELECOM KS, LLC
CEBRIDGE TELECOM KY, LLC
CEBRIDGE TELECOM LA, LLC
CEBRIDGE TELECOM LIMITED, LLC
CEBRIDGE TELECOM MO, LLC
CEBRIDGE TELECOM MS, LLC
CEBRIDGE TELECOM NC, LLC
CEBRIDGE TELECOM NM, LLC
CEBRIDGE TELECOM OH, LLC
CEBRIDGE TELECOM OK, LLC
CEBRIDGE TELECOM TX, LP
CEBRIDGE TELECOM VA, LLC
CEBRIDGE TELECOM WV, LLC
CEQUEL III COMMUNICATIONS I, LLC
CEQUEL III COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS, LLC
CEQUEL COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS III, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

[Signature Page to Second Amendment to Credit Agreement]

CEQUEL COMMUNICATIONS IV, LLC
CEQUEL COMMUNICATIONS ACCESS SERVICES, LLC
CEQUEL COMMUNICATIONS HOLDINGS II, LLC
CLASSIC CABLE, INC.
CLASSIC CABLE OF LOUISIANA, L.L.C.
CLASSIC CABLE OF OKLAHOMA, INC.
CLASSIC COMMUNICATIONS, INC.
FRIENDSHIP CABLE OF ARKANSAS, INC.
FRIENDSHIP CABLE OF TEXAS, INC.
HORNELL TELEVISION SERVICES INC.
KINGWOOD HOLDINGS LLC
MERCURY VOICE AND DATA, LLC
NPG CABLE, LLC
NPG DIGITAL PHONE, LLC
ORBIS1, L.L.C.
TCA COMMUNICATIONS, L.L.C.
UNIVERSAL CABLE HOLDINGS, INC.
WK COMMUNICATIONS, INC.
EXCELL COMMUNICATIONS, INC.
KINGWOOD SECURITY SERVICES, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

CEBRIDGE ACQUISITION, L.P., as Guarantor By: CEBRIDGE GENERAL, LLC, its sole general partner

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

[Signature Page to Second Amendment to Credit Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Second Amendment to Credit Agreement]